                                                                      EXHIBIT 21

                       CVB FINANCIAL CORP. & SUBSIDIARIES

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                               CVB FINANCIAL CORP.
                                (Formed 4-27-81)
                      Chairman of the Board - George Borba
   Directors - John Borba, Ron Kruse**, John LoPorto, Jim Seley,
                            San Vaccaro & Linn Wiley
                             President - Linn Wiley
                  Chief Financial Officer - Edward Biebrich***
                      Corporate Secretary - Donna Marchesi
                      Board of Directors Meetings - Monthly
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                                        -
                                        -

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
           CITIZENS BUSINESS BANK                              GOLDEN WEST ENTERPRISES, INC.
              (Formed 12-26-73                                        (Formed 2-23-81
   Changed from Chino Valley Bank 4-1-96)             Chgd. from Golden West Enterprises, Inc. 7-1-02)
      Chairman of the Board - G. Borba          --            Chairman of the Board - G. Borba
Directors - J. Borba, Kruse**, LoPorto, Seley,         Directors - J. Borba, Kruse**, LoPorto, Seley,
               Vaccaro & Wiley                                        Vaccaro & Wiley
           President - Linn Wiley                                President - Mike Mayfield
Chief Financial Officer - Edward Biebrich***            Chief Financial Officer - Edward Biebrich***
    Corporate Secretary - Donna Marchesi                    Corporate Secretary - Donna Marchesi
    Board of Directors Meetings - Monthly                 Board of Directors Meetings - Quarterly
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

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                                        -

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                          COMMUNITY TRUST DEED SERVICES
                                (Formed 3-25-83)
                      Chairman of the Board - George Borba
  Directors - J. Borba, R. Kruse**, J. LoPorto, J. Seley, S. Vaccaro & L. Wiley
                             President - Linn Wiley
                  Chief Financial Officer - Edward Biebrich***
                      Corporate Secretary - Donna Marchesi
        Board of Directors Meetings - January, April, May, July & October
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                                        -
                                        -

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                              CHINO VALLEY BANCORP*
                                (Formed 6-22-84)
 (Originally Appraisal Concepts, Inc. - 12-18-91 chgd. To Premier Results, Inc.
                    - 3-20-96 chgd. To Chino Valley Bancorp)
                      Chairman of the Board - George Borba
  Directors - J. Borba, R. Kruse**, J. LoPorto, J. Seley, S. Vaccaro & L. Wiley
                             President - Linn Wiley
                  Chief Financial Officer - Edward Biebrich***
                      Corporate Secretary - Donna Marchesi
                  Board of Directors Meetings - February & May
                       *shell company to protect the name
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                                        -

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                               CVB VENTURES, INC.
                                (Formed 3-16-99)
                      Chairman of the Board - George Borba
  Directors - J. Borba, R. Kruse**, J. LoPorto, J. Seley, S. Vaccaro & L. Wiley
                             President - Linn Wiley
                  Chief Financial Officer - Edward Biebrich***
                      Corporate Secretary - Donna Marchesi
       Board of Directors Meetings - January, April, May, July and October
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


                                       -
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                            ORANGE NATIONAL BANCORP*
  (Acq. 10-4-99 with Orange Nat'l. Bank - 2-7-00 chgd. from ONB Mortgage Corp.)
                      Chairman of the Board - George Borba
  Directors - J. Borba, R. Kruse**, J. LoPorto, J. Seley, S. Vaccaro & L. Wiley
                             President - Linn Wiley
                  Chief Financial Officer - Edward Biebrich***
                      Corporate Secretary - Donna Marchesi
                  Board of Directors Meetings - February & May
                       *shell company to protect the name
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                              CVB STATUTORY TRUST I
                            CVB FINANCIAL CORPORATION
                                (Formed 12-17-03)
               President & Chief Executive Officer - D. Linn Wiley
  Institutional Trustee - U.S. Bank National Association - Paul D. Allen, Vice
                                    President
  Sponsor - CVB Financial Corporation - Edward J. Biebrich, Jr., Executive Vice
                      President and Chief Financial Officer
  Administrators - Edward J. Biebrich, Jr., Executive Vice President and Chief
                       Financial Officer and John P. Lang
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                             CVB STATUTORY TRUST II
                            CVB FINANCIAL CORPORATION
                                (Formed 12-11-03)
               President & Chief Executive Officer - D. Linn Wiley
 Trustee - Wells Fargo Bank, National Association - Edward L. Truitt, Jr., Vice
                                    President
  Sponsor - CVB Financial Corporation - Edward J. Biebrich, Jr., Executive Vice
                      President and Chief Financial Officer
  Administrators - Edward J. Biebrich, Jr., Executive Vice President and Chief
                       Financial Officer and John P. Lang
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         **Vice Chariman                  ***Assistant Corp. Secretary